Putnam
Global Equity
Fund*


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02

*Formerly Putnam Global Growth Fund

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Fellow Shareholder:

We wish this first report to Putnam Global Equity Fund's recently expanded shareholder base carried more positive results for the fiscal year ended October 31, 2002. However, it is comforting to note that in the challenging global market environment that continues to bedevil equity investors, your fund outperformed at net asset value its benchmark and came in above the Lipper average for its peer group. You will find the details on page 7.

It is also worth noting here that we must not lose sight of the fact that history has shown again and again that investors who persevere through thick and thin are often the ones who can look back on the bargains they obtained when times were tough. As equities continue their long, nerve-wracking struggle to get back on a positive track, investors should not lose their long-term perspective.

In the following report, the fund's management team discusses the market environment and gives a full explanation of its strategy and the reasons behind the fund's negative performance during the fiscal year just ended. The managers also offer their views of prospects for the fund in the fiscal year just begun.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
December 18, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Global Core Team

This report on Putnam Global Equity Fund is reaching a broader new audience, which includes the former shareholders of three different global funds that merged during this past September. To recap briefly, after the approval of shareholders and Putnam Trustees, Putnam Global Growth and Income Fund and the former Putnam Global Equity Fund were merged into Putnam Global Growth Fund in September. It was determined that the former Putnam Global Equity Fund would be the accounting survivor. Accordingly, this annual report covers the fund's abbreviated fiscal year of 8 months from February 28, 2002 -- the fiscal-year end of the former Putnam Global Equity Fund -- through October 31, 2002. Also, subsequent to the merger, on October 1, 2002, Putnam Global Growth Fund changed its name to Putnam Global Equity Fund.

Total return for 8 months ended 10/31/02

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
 -14.72%  -19.63%  -15.20%  -19.44%  -15.08%  -15.93%  -15.04%  -18.02%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

Financial markets changed directions at several points during the fund's fiscal year. After performing relatively well early in the period, stocks worldwide experienced significant declines and volatility during the months of July and September, though an October recovery reduced losses. At the end of the fiscal year, financial markets are facing similar issues they faced at the start -- companies were trying to increase profits amid difficult economic conditions and heightened geopolitical risks. We regret to report that the fund had negative results during the fiscal year. As fund managers, we understand that it requires patience to weather these difficult conditions. The positive news we can report is that your fund continued to outperform its Lipper peer group and its benchmark, the MSCI World Index (see page 7 for details). At this time, such outperformance merely reflects a smaller loss than the average, but we hope to maintain this advantage when market conditions turn positive.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking            11.2%

Pharmaceuticals     9.7%

Financial           6.7%

Oil and gas         6.6%

Retail              5.8%

Footnote reads:
*Based on net assets as of 10/31/02. Holdings will vary over time.


* DEFENSIVE STANCE HELPS FUND  IN TURBULENT CONDITIONS

It might seem strange at first glance that stock markets around the world were weak during much of 2002, since the U.S. economy has been recovering from recession. However, the improvement in conditions in 2002 has been quite uneven. The U.S. economic recovery stalled in the spring, achieving meager 1% growth from April through June. Also, growth has been driven by consumer spending and the housing market, while capital investment by businesses has been disappointing. The world's next-largest economies, Japan and Germany, have delayed structural reforms. The threats of terrorism and war in the Middle East still loom today.

Given these conditions, we have been more skeptical than many regarding the pace of recovery in the global economy and corporate profits. The fund's blend strategy is moderate by nature, but for much of the year we positioned the fund with greater caution than usual. Our investment discipline is designed to contain risks by identifying stocks of strong companies when their valuations are attractive. We also take a longer-term view, longer than the next quarter or even the next year. Our research model projects company cash flows over the coming three to five years, and we compare, rank, and select stocks based on these projections.

These long-term projections, in particular, advised caution. A broad-based improvement in profits was unlikely for some time. We generally favored defensive stocks that could be expected to have reliable cash flows even during a weak expansion, such as pharmaceuticals companies like Pfizer, consumer staples companies like Philip Morris in the tobacco industry, and financial companies like Freddie Mac. Although these holdings, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's strategy.

While we take a long-term view of markets, we also recognize short-term opportunities and have tactics to take advantage of such opportunities. During the sharp market drops of the past year we took opportunities to add to existing holdings when we felt they were priced unreasonably low. This helped the fund to benefit during the rapid recoveries in August and October, when stock prices rose by more than 10% in the United States and Europe.

* U.S. MARKET OFFERED POCKETS OF STRENGTH

We had a majority of the fund's assets invested in the United States during most of the year. This had a neutral effect on overall performance, since the U.S. market generally did better than Europe but underperformed several Asian and emerging markets. U.S. stocks have been attractive based on fundamental business criteria. We believe that in many global sectors, U.S. companies have the best prospects for profit growth because of the quality of their management, business models, and productivity.

Fund Profile

Putnam Global Equity Fund seeks capital appreciation by investing mainly in common stocks of companies worldwide. The fund targets stocks that offer a combination of growth potential and attractive valuations. It typically invests in midsize and large multinational companies whose size, scale, and power give them a competitive advantage.

Several of the fund's largest U.S. holdings were financial stocks. Financials have enjoyed strong business thanks to the booming housing market, the driving force that has kept the economy afloat. Two holdings that benefited from this trend by providing mortgages and refinancings were Freddie Mac and U.S. Bancorp.

Pharmaceuticals stocks were also prominent in the fund. We favored them because of their defensive qualities -- spending on medicine tends to be stable even when the economy is weak. Pfizer, one of the fund's larger holdings, agreed to acquire another fund holding, Pharmacia, during the year. We believe the merger is positive and should strengthen the new company's position in the industry.

* EUROPEAN MARKETS BEGAN TO LOOK BETTER ON RELATIVE BASIS

When we compare companies globally, we find that U.S. companies generally are the most competitive. However, during the fiscal period, doubts emerged regarding this advantage when several U.S. companies corrected past financial statements to show lower earnings. This trend in turn revealed weak oversight by corporate boards of directors. By comparison, European companies began to look more attractive. European companies had not generally followed aggressive accounting practices. Also, European corporate boards have been exercising more effective supervision of corporate executives on behalf of shareholders.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Citigroup, Inc.
United States
Financial

TotalFinaElf SA Class B
France
Oil and gas

Microsoft Corp.
United States
Software

Philip Morris Cos., Inc.
United States
Tobacco

Freddie Mac
United States
Financial

U.S. Bancorp
United States
Banking

Pfizer, Inc.
United States
Pharmaceuticals

Pharmacia Corp.
United States
Pharmaceuticals

Nestle SA
Switzerland
Food

MBNA Corp.
United States
Consumer finance

Footnote reads:
These holdings represent 24.8% of the fund's net assets as of 10/31/02. Portfolio holdings will vary over time.


In addition, European stock valuations have been generally more attractive than those in the United States. In fact, the disparity has become more pronounced during the year, because many European markets have seen greater price declines than the United States. Given the difference in valuations, we believe that European equities in many cases have a more positive outlook for appreciation.

Altadis was one of the fund's best- performing European holdings this year. This tobacco company is the product of a merger of two smaller companies, one French and the other Spanish. The company has reduced its cost structure, demonstrating the benefits of greater cross-border integration within the European Union. One of the fund's largest holdings has been TotalFinaElf, a global energy company that is the product of a merger of two French companies and a Belgian company several years ago. Thanks to the merger, the company has become much more profitable.

* HEALTHIER MARKET CONDITIONS SEEN IN  CLOSING MONTH

The rally in U.S. stock prices during October brought relief to investors. Of course, we have seen a few rallies over the past year give way to renewed declines, so we have not dispensed with caution. However, there were some encouraging factors in the most recent climb. Above all, the market took negative news in its stride. Our long-term outlook suggests modest and uneven improvement in corporate profits. There are strong, profitable companies in each region and market, but also considerable risks. The global economy is still struggling to grow, and among the three largest economies, Japan needs to reform its banking sector, Germany needs to loosen its labor market regulations, and the United States needs to establish better corporate governance. We believe the coming years look better than the past couple of years, but our research and investment discipline will be vital to identifying opportunities among multiple risks.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

The fund is managed by the Putnam Global Core Team. The members of the team are Paul Warren (Portfolio Leader), Mark Bogar (Portfolio Member), Geirulv Lode (Portfolio Member), Shigeki Makino (Portfolio Member), Stephen Oler (Portfolio Member), David Gerber, Omid Kamshad, and Justin Scott.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 10/31/02

                    Class A         Class B         Class C         Class M
(inception dates)  (7/1/94)        (7/1/94)        (2/1/99)        (7/3/95)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
8 months       -14.72% -19.63% -15.20% -19.44% -15.08% -15.93% -15.04% -18.02%
------------------------------------------------------------------------------
1 year         -11.73  -16.81  -12.48  -16.85  -12.40  -13.28  -12.27  -15.34
------------------------------------------------------------------------------
5 years         10.78    4.41    6.98    5.72    7.24    7.24    8.35    4.56
Annual average   2.07    0.87    1.36    1.12    1.41    1.41    1.62    0.89
------------------------------------------------------------------------------
Life of fund   102.71   91.05   92.26   92.26   92.12   92.12   96.32   89.45
Annual average   8.85    8.08    8.16    8.16    8.15    8.15    8.43    7.97
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/02

                                      MSCI World         Consumer
                                        Index           price index
------------------------------------------------------------------------------
8 months                              -16.85%             1.85%
------------------------------------------------------------------------------
1 year                                -14.85              2.08
------------------------------------------------------------------------------
5 years                                -7.69             12.26
Annual average                         -1.59              2.34
------------------------------------------------------------------------------
Life of fund                           44.14             22.58
Annual average                          4.48              2.47
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes.

LIPPER INFORMATION:

The average cumulative return for the 321 funds in the Lipper Global Funds category over the 8 months ended 10/31/02 was -16.61%. Over the 1- and 5-year and life-of-fund periods ended 10/31/02, the average annualized returns for the category were -13.92%, -0.76%, and 5.06%, respectively.

Upon completion of the merger of Putnam Global Growth and Income Fund and Putnam Global Equity Fund into the Putnam Global Growth Fund on September 23, 2002, the merged fund assumed the performance and accounting history of Putnam Global Equity Fund. On October 1, 2002, the name Putnam Global Growth Fund was changed to Putnam Global Equity Fund.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/1/94

               Fund's class A      MSCI World     Consumer price
Date           shares at POP         Index            index

7/1/94              9,425            10,000           10,000
10/31/94            9,913            10,503           10,101
10/31/95           11,837            11,499           10,385
10/31/96           13,885            13,373           10,696
10/31/97           17,246            15,615           10,919
10/31/98           18,587            17,998           11,074
10/31/99           26,185            22,482           11,358
10/31/00           31,302            22,728           11,750
10/31/01           21,644            16,929           12,000
10/31/02          $19,105           $14,414          $12,258

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $19,226 and $19,212, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $19,632 ($18,945 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 8 MONTHS ENDED 10/31/02

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                  1            --            --             1
------------------------------------------------------------------------------
Income                $0.039526        --            --         $0.011404
------------------------------------------------------------------------------
Capital gains             --           --            --             --
------------------------------------------------------------------------------
  Total               $0.039526        --            --         $0.011404
------------------------------------------------------------------------------
Share value:         NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
2/28/02            $7.01   $7.44      $6.44         $6.77     $6.78   $7.03
------------------------------------------------------------------------------
10/31/02            5.94    6.30       5.46          5.75      5.75    5.96
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                    Class A         Class B         Class C         Class M
(inception dates)  (7/1/94)        (7/1/94)        (2/1/99)        (7/3/95)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year         -17.13% -21.89% -17.67% -21.79% -17.63% -18.46% -17.51% -20.39%
------------------------------------------------------------------------------
5 years         -1.78   -7.43   -5.10   -6.21   -4.84   -4.84   -3.90   -7.26
Annual average  -0.36   -1.53   -1.04   -1.27   -0.99   -0.99   -0.79   -1.50
------------------------------------------------------------------------------
Life of fund    89.74   78.83   80.28   80.28   80.09   80.09   84.03   77.58
Annual average   8.08    7.30    7.41    7.41    7.40    7.40    7.68    7.21
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Global Equity Fund

We have audited the accompanying statement of assets and liabilities of Putnam Global Equity Fund, formerly Putnam Global Growth Fund, including the fund's portfolio, as of October 31, 2002, and the related statements of operations for each of the year end periods in the two-year period then ended, the statements of changes in net assets for each of the years and periods in the three-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Equity Fund as of October 31, 2002, the results of its operations for each of the years or periods in the two-year period then ended, changes in its net assets for each of the years or periods in the three-year period then ended and financial highlights for each of the years or periods in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                              KPMG LLP

Boston, Massachusetts
December 3, 2002



THE FUND'S PORTFOLIO
October 31, 2002

COMMON STOCKS (99.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,718,878 Havas Advertising SA (France)                                                       $16,937,481
            174,603 Omnicom Group, Inc.                                                                  10,062,371
                                                                                                      -------------
                                                                                                         26,999,852

Airlines (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,331,382 Qantas Airways, Ltd. (Australia)                                                      6,969,161
            977,400 Southwest Airlines Co.                                                               14,270,040
                                                                                                      -------------
                                                                                                         21,239,201

Automotive (1.5%)
-------------------------------------------------------------------------------------------------------------------
          2,054,800 Toyota Motor Corp. (Japan)                                                           49,994,317

Banking (11.2%)
-------------------------------------------------------------------------------------------------------------------
          1,009,779 Abbey National PLC (United Kingdom)                                                  10,426,009
          1,973,082 Bank of New York Co., Inc. (The)                                                     51,300,132
          1,235,539 Comerica, Inc.                                                                       53,943,633
            195,700 Commerce Bancorp, Inc.                                                                8,984,587
          2,003,492 Danske Bank A/S (Denmark)                                                            31,909,542
            256,400 Fifth Third Bancorp                                                                  16,281,400
         21,643,117 Grupo Financiero BBVA Bancomer SA de CV (Mexico) (NON)                               17,065,340
            256,442 M&T Bank Corp.                                                                       21,007,729
            713,700 Mellon Financial Corp.                                                               20,190,573
          4,741,000 Overseas-Chinese Banking Corp. (Singapore)                                           27,929,308
          3,468,366 U.S. Bancorp                                                                         73,147,839
            496,000 Wells Fargo & Co.                                                                    25,033,120
                                                                                                      -------------
                                                                                                        357,219,212

Beverage (3.0%)
-------------------------------------------------------------------------------------------------------------------
            621,100 Companhia de Bebidas das Americas (AmBev) ADR (Brazil)                                8,987,317
          2,419,703 Diageo PLC (United Kingdom)                                                          27,273,687
            241,700 Fomento Economico Mexicano SA de CV ADR (Mexico)                                      8,749,540
            735,400 PepsiCo, Inc.                                                                        32,431,140
          2,761,010 SABMiller PLC (United Kingdom) (NON)                                                 18,659,480
                                                                                                      -------------
                                                                                                         96,101,164

Broadcasting (0.5%)
-------------------------------------------------------------------------------------------------------------------
            661,183 Societe Television Francaise I (France)                                              17,020,570

Cable Television (0.6%)
-------------------------------------------------------------------------------------------------------------------
            866,217 Comcast Corp. Class A (NON)                                                          19,931,653

Chemicals (1.9%)
-------------------------------------------------------------------------------------------------------------------
            735,500 BASF AG (Germany) (NON)                                                              27,381,017
            205,817 Ciba Specialty Chemicals AG (Switzerland)                                            14,504,959
            346,780 Syngenta AG (Switzerland)                                                            20,644,184
                                                                                                      -------------
                                                                                                         62,530,160

Commercial and Consumer Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,772,800 Autostrade SpA (Italy)                                                               14,656,331
          5,677,224 Hays PLC (United Kingdom)                                                             7,971,101
          1,376,600 ServiceMaster Co. (The)                                                              14,110,150
                                                                                                      -------------
                                                                                                         36,737,582

Communications Equipment (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,943,400 Nokia OYJ ADR (Finland)                                                              32,299,308
         19,198,179 Telefonaktiebolaget LM Ericsson AB Class B (Sweden) (NON)                            15,511,139
                                                                                                      -------------
                                                                                                         47,810,447

Computers (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,395,416 Dell Computer Corp. (NON)                                                            39,922,852
            248,600 Lexmark International, Inc. (NON)                                                    14,771,812
                                                                                                      -------------
                                                                                                         54,694,664

Conglomerates (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,365,742 Tyco International, Ltd. (Bermuda)                                                   34,208,629

Construction (1.3%)
-------------------------------------------------------------------------------------------------------------------
            675,847 Cemex SA de CV ADR (Mexico)                                                          13,699,419
            340,639 Lafarge (France)                                                                     27,133,104
                                                                                                      -------------
                                                                                                         40,832,523

Consumer Finance (2.0%)
-------------------------------------------------------------------------------------------------------------------
            276,700 Acom Co., Ltd. (Japan)                                                                8,562,157
          2,741,450 MBNA Corp.                                                                           55,678,850
                                                                                                      -------------
                                                                                                         64,241,007

Consumer Goods (1.2%)
-------------------------------------------------------------------------------------------------------------------
            611,000 KAO Corp. (Japan)                                                                    13,967,995
          1,442,654 Reckitt Benckiser PLC (United Kingdom)                                               26,179,900
                                                                                                      -------------
                                                                                                         40,147,895

Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            869,959 Deutsche Post AG (Germany)                                                            8,742,666

Consumer Staples (0.1%)
-------------------------------------------------------------------------------------------------------------------
             74,000 Fuji Photo Film Cos., Ltd. (Japan)                                                    2,042,129

Electric Utilities (2.5%)
-------------------------------------------------------------------------------------------------------------------
            801,888 Edison International (NON)                                                            8,058,974
            758,759 Entergy Corp.                                                                        33,453,684
          1,524,777 Iberdrola SA (Spain)                                                                 18,116,180
            652,300 PG&E Corp. (NON)                                                                      7,077,455
            772,100 Tokyo Electric Power Co. (Japan)                                                     14,278,303
                                                                                                      -------------
                                                                                                         80,984,596

Electrical Equipment (1.0%)
-------------------------------------------------------------------------------------------------------------------
            661,400 Emerson Electric Co.                                                                 31,866,252

Electronics (2.8%)
-------------------------------------------------------------------------------------------------------------------
            548,607 Intel Corp.                                                                           9,490,901
            517,100 Murata Manufacturing Co., Ltd. (Japan)                                               24,444,881
            194,070 Samsung Electronics Co., Ltd. (South Korea)                                          54,970,566
                                                                                                      -------------
                                                                                                         88,906,348

Energy (0.4%)
-------------------------------------------------------------------------------------------------------------------
            479,081 GlobalSantaFe Corp.                                                                  11,450,036

Engineering & Construction (0.6%)
-------------------------------------------------------------------------------------------------------------------
            760,550 Bouygues SA (France)                                                                 20,022,817

Financial (6.7%)
-------------------------------------------------------------------------------------------------------------------
          3,171,240 Citigroup, Inc.                                                                     117,177,318
            293,563 Fannie Mae                                                                           19,627,622
          1,271,200 Freddie Mac                                                                          78,280,496
                                                                                                      -------------
                                                                                                        215,085,436

Food (1.9%)
-------------------------------------------------------------------------------------------------------------------
            285,122 Nestle SA (Switzerland)                                                              61,151,395
          3,729,392 Tesco PLC (United Kingdom) (NON)                                                     11,566,422
                                                                                                      -------------
                                                                                                         72,717,817

Forest Products and Packaging (0.3%)
-------------------------------------------------------------------------------------------------------------------
            377,900 Aracruz Celulose SA ADR (Brazil)                                                      6,042,621
             64,310 Weyerhaeuser Co.                                                                      2,913,243
                                                                                                      -------------
                                                                                                          8,955,864

Gaming & Lottery (0.7%)
-------------------------------------------------------------------------------------------------------------------
            290,125 International Game Technology (NON)                                                  21,820,301

Health Care Services (3.6%)
-------------------------------------------------------------------------------------------------------------------
            514,900 Cardinal Health, Inc.                                                                35,636,229
            206,000 CIGNA Corp.                                                                           7,444,840
            849,501 HCA, Inc.                                                                            36,944,798
            398,210 UnitedHealth Group, Inc.                                                             36,217,200
                                                                                                      -------------
                                                                                                        116,243,067

Insurance (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,329,787 ING Groep NV (Netherlands)                                                           22,237,747
             61,395 Muenchener Rueckversicherungs-Gesellschaft AG (Germany)                               7,902,335
            529,100 Radian Group, Inc.                                                                   18,661,357
            624,702 Travelers Property Casualty Corp. Class A (NON)                                       8,339,772
            267,821 Travelers Property Casualty Corp. Class B (NON)                                       3,620,940
            293,537 XL Capital, Ltd. Class A (Bermuda)                                                   22,352,843
                                                                                                      -------------
                                                                                                         83,114,994

Investment Banking/Brokerage (0.8%)
-------------------------------------------------------------------------------------------------------------------
            503,600 Federated Investors, Inc.                                                            13,496,480
            641,600 JPMorgan Chase & Co.                                                                 13,313,200
                                                                                                      -------------
                                                                                                         26,809,680

Lodging/Tourism (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,602,900 Hilton Group PLC (United Kingdom)                                                     4,363,184
            546,900 Royal Caribbean Cruises, Ltd.                                                        10,041,084
                                                                                                      -------------
                                                                                                         14,404,268

Medical Technology (0.6%)
-------------------------------------------------------------------------------------------------------------------
            451,000 Baxter International, Inc.                                                           11,284,020
            214,500 Medtronic, Inc.                                                                       9,609,600
                                                                                                      -------------
                                                                                                         20,893,620

Metals (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,014,224 Arcelor (Luxembourg) (NON)                                                           10,955,639
          7,354,154 BHP Billiton PLC (United Kingdom)                                                    35,895,096
            418,400 Companhia Vale do Rio Doce (CVRD) ADR (Brazil) (NON)                                 11,024,840
          1,523,090 Rio Tinto PLC (United Kingdom)                                                       27,520,439
                                                                                                      -------------
                                                                                                         85,396,014

Office Equipment & Supplies (0.4%)
-------------------------------------------------------------------------------------------------------------------
            394,200 Pitney Bowes, Inc.                                                                   13,225,410

Oil & Gas (6.6%)
-------------------------------------------------------------------------------------------------------------------
            543,300 EnCana Corp. (Canada)                                                                15,774,233
            696,196 Exxon Mobil Corp.                                                                    23,433,957
            956,323 Petroleo Brasileiro SA ADR (Brazil)                                                  12,652,153
          7,150,150 Shell Transport & Trading Co. PLC (United Kingdom) (NON)                             45,945,241
             53,200 Talisman Energy, Inc. (Canada)                                                        1,953,504
            761,289 TotalFinaElf SA Class B (France)                                                    104,846,936
             61,100 YUKOS ADR (Russia)                                                                    8,416,525
                                                                                                      -------------
                                                                                                        213,022,549

Pharmaceuticals (9.7%)
-------------------------------------------------------------------------------------------------------------------
            235,200 Allergan, Inc.                                                                       12,806,640
            761,960 AstraZeneca PLC (United Kingdom)                                                     28,429,444
             93,100 Forest Laboratories, Inc. (NON)                                                       9,122,869
            722,000 King Pharmaceuticals, Inc. (NON)                                                     11,082,700
            748,988 Lilly (Eli) & Co.                                                                    41,568,834
            302,581 Novartis AG (Switzerland)                                                            11,543,884
            497,950 Novo-Nordisk A/S (Denmark) (NON)                                                     13,737,925
          2,267,725 Pfizer, Inc.                                                                         72,045,623
          1,433,671 Pharmacia Corp.                                                                      61,647,853
            786,403 Sanofi-Synthelabo SA (France) (NON)                                                  48,079,637
                                                                                                      -------------
                                                                                                        310,065,409

Photography/Imaging (0.1%)
-------------------------------------------------------------------------------------------------------------------
            274,300 Olympus Optical Co., Ltd. (Japan)                                                     4,163,322

Publishing (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,336,966 Reed Elsevier NV (Netherlands)                                                       29,131,120

Railroads (0.3%)
-------------------------------------------------------------------------------------------------------------------
            158,700 Burlington Northern Santa Fe Corp.                                                    4,083,351
             68,687 Union Pacific Corp.                                                                   4,055,967
                                                                                                      -------------
                                                                                                          8,139,318

Real Estate (1.1%)
-------------------------------------------------------------------------------------------------------------------
            330,700 Boston Properties, Inc. (R)                                                          11,805,990
          1,025,650 Equity Office Properties Trust (R)                                                   24,697,652
                                                                                                      -------------
                                                                                                         36,503,642

Retail (5.8%)
-------------------------------------------------------------------------------------------------------------------
            257,400 AutoZone, Inc. (NON)                                                                 22,077,198
            838,900 Best Buy Cos., Inc. (NON)                                                            17,289,729
          1,622,790 Boots Co. PLC (United Kingdom)                                                       15,105,221
          8,426,590 Dixons Group PLC (United Kingdom) (NON)                                              25,112,776
            729,325 Industria de Diseno Textil SA (Inditex) (Spain)                                      16,391,776
            214,900 Kohl's Corp. (NON)                                                                   12,560,905
            655,255 Lowe's Cos., Inc.                                                                    27,343,791
          1,396,300 Office Depot, Inc. (NON)                                                             20,092,757
          1,423,815 TJX Cos., Inc. (The)                                                                 29,216,684
                                                                                                      -------------
                                                                                                        185,190,837

Software (5.2%)
-------------------------------------------------------------------------------------------------------------------
            453,796 Adobe Systems, Inc.                                                                  10,727,737
          1,003,493 BMC Software, Inc. (NON)                                                             15,995,678
          1,745,500 Microsoft Corp. (NON)                                                                93,331,885
          1,321,602 Oracle Corp. (NON)                                                                   13,467,124
          1,308,000 Siebel Systems, Inc. (NON)                                                            9,836,160
            552,646 Symantec Corp. (NON)                                                                 22,105,840
                                                                                                      -------------
                                                                                                        165,464,424

Technology Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
            442,645 Automatic Data Processing, Inc.                                                      18,825,692
          2,010,800 BearingPoint, Inc. (NON)                                                             15,684,240
                                                                                                      -------------
                                                                                                         34,509,932

Telecommunications (4.4%)
-------------------------------------------------------------------------------------------------------------------
             26,860 NTT DoCoMo, Inc. (Japan)                                                             49,562,051
             97,365 SK Telecom Co., Ltd. (South Korea)                                                   17,986,145
            123,500 SK Telecom Co., Ltd. ADR (South Korea)                                                2,478,645
             72,877 Swisscom AG (Switzerland)                                                            21,679,883
          6,691,283 Telecom Corp. of New Zealand, Ltd. (New Zealand)                                     16,458,321
          1,165,153 Telecom Corp. of New Zealand, Ltd. 144A (New Zealand)                                 2,865,887
          1,041,930 Telefonos de Mexico SA de CV (Telmex) ADR Class L (Mexico)                           31,778,865
                                                                                                      -------------
                                                                                                        142,809,797

Textiles (0.3%)
-------------------------------------------------------------------------------------------------------------------
            220,500 Nike, Inc.                                                                           10,405,395

Tobacco (4.4%)
-------------------------------------------------------------------------------------------------------------------
          2,137,746 Altadis SA (Spain)                                                                   45,189,032
          1,687,851 Korea Tobacco & Ginseng Corp. GDR (South Korea)                                      12,405,705
            234,000 Korea Tobacco & Ginseng Corp. 144A GDR (South Korea)                                  1,719,900
          2,052,149 Philip Morris Cos., Inc.                                                             83,625,072
                                                                                                      -------------
                                                                                                        142,939,709

Waste Management (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,265,300 Waste Management, Inc.                                                               29,127,206

Water Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
            388,937 Vivendi Environnement (France) (NON)                                                  9,218,971
                                                                                                      -------------
                    Total Common Stocks (cost $3,468,075,537)                                        $3,213,081,822

SHORT-TERM INVESTMENTS (1.4%) (a)
PRINCIPAL AMOUNT/SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
        $26,433,374 Short-term investments held as collateral for loaned securities with yields ranging from 1.72% to 1.99% and due dates ranging from
                    November 1, 2002 to December 23, 2002 (d)                                           $26,415,740
         20,377,443 Short-term investments held in Putnam commingled cash account with yields ranging from 1.67% to 1.93% and due dates ranging
                    from November 1, 2002 to December 20, 2002 (d)                                       20,377,443
                                                                                                      -------------
                    Total Short-Term Investments (cost $46,793,183)                                     $46,793,183
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,514,868,720)                                          $3,259,875,005
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,230,005,776.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at October 31, 2002: (as a percentage of Market Value)

           Bermuda               1.7%
           Brazil                1.2
           Canada                0.5
           Denmark               1.4
           Finland               1.0
           France                7.5
           Germany               1.4
           Japan                 5.1
           Mexico                2.2
           Netherlands           1.6
           New Zealand           0.6
           Singapore             0.9
           South Korea           2.8
           Spain                 2.4
           Switzerland           4.0
           United Kingdom        8.7
           United States        54.0
           Other                 3.0
                               ------
           Total               100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 2002
(aggregate face value $94,481,158)

                            Market       Aggregate    Delivery      Unrealized
                             Value      Face Value        Date    Appreciation
------------------------------------------------------------------------------
Australian Dollars     $64,385,071     $63,179,225    12/18/02      $1,205,846
Norwegian Krone         31,531,088      31,301,933    12/18/02         229,155
------------------------------------------------------------------------------
                                                                    $1,435,001
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 2002
(aggregate face value $63,406,595)

                            Market       Aggregate    Delivery      Unrealized
                             Value      Face Value        Date    Depreciation
------------------------------------------------------------------------------
Japanese Yen           $63,719,079     $63,406,595    12/18/02     $ (312,484)
------------------------------------------------------------------------------





STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $25,235,274 of securities
on loan (identified cost $3,514,868,720) (Note 1)                            $3,259,875,005
-------------------------------------------------------------------------------------------
Foreign currency (cost $944,554) (Note 1)                                           940,444
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         4,898,127
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,927,917
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   19,088,255
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                           1,435,001
-------------------------------------------------------------------------------------------
Total assets                                                                  3,289,164,749

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                        112
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 12,886,053
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       11,580,428
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      4,858,085
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          747,918
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       329,346
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,886
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,049,223
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                312,484
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               26,415,740
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              971,698
-------------------------------------------------------------------------------------------
Total liabilities                                                                59,158,973
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,230,005,776

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                           $6,311,332,187
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      5,898,510
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                               (2,833,538,370)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and liabilities
in foreign currencies (Note 5)                                                 (253,686,551)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $3,230,005,776

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,415,849,853 divided by 406,892,686 shares)                                        $5.94
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $5.94)*                                $6.30
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($574,020,935 divided by 105,076,006 shares)**                                        $5.46
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($49,207,118 divided by 8,563,833 shares)**                                           $5.75
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($46,210,191 divided by 8,032,728 shares)                                             $5.75
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $5.75)*                                $5.96
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($144,717,679 divided by 23,656,083 shares)                                           $6.12
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS

                                                        Eight months ended     Year ended
                                                                October 31    February 28
                                                                     2002*         2002**
-------------------------------------------------------------------------------------------
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $810,170 and $1,026,987,
respectively)                                                  $14,533,988    $16,468,077
-------------------------------------------------------------------------------------------
Interest                                                            91,226        552,913
-------------------------------------------------------------------------------------------
Securities lending                                                  35,844         21,742
-------------------------------------------------------------------------------------------
Total investment income                                         14,661,058     17,042,732
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                 5,860,901      7,811,517
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                   1,959,785      1,936,591
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                   29,789         38,622
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                    12,042         19,819
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                            1,475,346      1,704,017
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                            1,991,609      3,647,196
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                              196,529        347,808
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                              159,169        290,934
-------------------------------------------------------------------------------------------
Other                                                            1,174,167        661,339
-------------------------------------------------------------------------------------------
Total expenses                                                  12,859,337     16,457,843
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                        (787,648)      (438,950)
-------------------------------------------------------------------------------------------
Net expenses                                                    12,071,689     16,018,893
-------------------------------------------------------------------------------------------
Net investment income                                            2,589,369      1,023,839
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)              (231,545,991)  (184,715,884)
-------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions
(Note 1)                                                           264,749       (285,005)
-------------------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)               (13,427)            --
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of assets
and liabilities in foreign currencies during the period (Note 5)   968,649         (2,303)
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and written options during the period (Note 5)                 197,985,682    (47,533,162)
-------------------------------------------------------------------------------------------
Net loss on investments                                        (32,340,338)  (232,536,354)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations          $(29,750,969) $(231,512,515)
-------------------------------------------------------------------------------------------

 * The fund changed its fiscal year end from February 28 to October 31.

** The year ended February 28, 2002 Statement of operations is for the former Putnam Global Equity Fund, the accounting survivor in the September 23, 2002 merger with Putnam Global Growth Fund.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year ended
                                                        Eight months ended                  February 28
                                                                October 31            -----------------------
                                                                     2002*            2002**            2001**
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                                          $2,589,369       $1,023,839        $9,046,382
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
and foreign currency transactions                            (231,294,669)    (185,000,889)       31,216,879
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies              198,954,331      (47,535,465)     (382,353,866)
-------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations          (29,750,969)    (231,512,515)     (342,090,605)
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                     (2,918,182)        (442,781)         (968,240)
-------------------------------------------------------------------------------------------------------------
   Class C                                                             --               --              (687)
-------------------------------------------------------------------------------------------------------------
   Class M                                                        (45,375)              --            (4,452)
-------------------------------------------------------------------------------------------------------------
From net realized short-term gain on investments
   Class A                                                             --               --       (56,036,138)
-------------------------------------------------------------------------------------------------------------
   Class B                                                             --               --       (47,545,849)
-------------------------------------------------------------------------------------------------------------
   Class C                                                             --               --        (3,499,018)
-------------------------------------------------------------------------------------------------------------
   Class M                                                             --               --        (4,534,543)
-------------------------------------------------------------------------------------------------------------
From net realized long-term gain on investments
   Class A                                                             --               --       (39,810,179)
-------------------------------------------------------------------------------------------------------------
   Class B                                                             --               --       (33,778,358)
-------------------------------------------------------------------------------------------------------------
   Class C                                                             --               --        (2,485,834)
-------------------------------------------------------------------------------------------------------------
   Class M                                                             --               --        (3,221,509)
-------------------------------------------------------------------------------------------------------------
From return of capital
   Class A                                                             --         (682,651)       (4,354,545)
-------------------------------------------------------------------------------------------------------------
   Class B                                                             --               --        (1,505,558)
-------------------------------------------------------------------------------------------------------------
   Class C                                                             --               --          (112,629)
-------------------------------------------------------------------------------------------------------------
   Class M                                                             --               --          (155,451)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions
(Notes 4 and 5)                                             2,334,610,902      (16,734,521)      299,881,148
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     2,301,896,376     (249,372,468)     (240,222,447)

Net assets
-------------------------------------------------------------------------------------------------------------
Beginning of period                                           928,109,400    1,177,481,868     1,417,704,315
-------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $5,898,510 and distributions in excess
of net investment income of $157,503 and
$2,566,923, respectively)                                  $3,230,005,776     $928,109,400    $1,177,481,868
-------------------------------------------------------------------------------------------------------------

 * The fund changed its fiscal year end  from February 28 to October 31.

** The years ended February 28, 2002 and February 28, 2001 Statements of changes in net assets are for the former Putnam Global Equity Fund, the accounting survivor in the September 23, 2002 merger with Putnam
   Global Growth Fund.

   The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS**
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                   Eight months
Per-share                              ended                                Year ended
operating performance                October 31+   Year ended February 28    Feb. 29     Year ended February 28
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.01        $8.62       $13.17        $9.28        $8.98        $8.08
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .02          .03          .11         (.01)         .01          .02
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.05)       (1.62)       (2.95)        5.70         1.14         2.08
------------------------------------------------------------------------------------------------------------------
Total from  investment operations      (1.03)       (1.59)       (2.84)        5.69         1.15         2.10
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income              (.04)        (.01)        (.01)        (.18)          --         (.07)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.62)       (1.62)        (.85)       (1.13)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)        (.08)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.04)        (.02)       (1.71)       (1.80)        (.85)       (1.20)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $5.94        $7.01        $8.62       $13.17        $9.28        $8.98
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.72)*     (18.44)      (22.20)       63.14        13.08        27.74
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,415,850     $579,544     $620,053     $623,649     $302,556     $270,536
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .90*        1.25         1.17         1.20         1.26         1.37
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .29*         .37          .93         (.14)         .17          .20
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 91.14* (d)  102.99       199.32       209.44       241.46        97.77
------------------------------------------------------------------------------------------------------------------

  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and
    Income Fund.  Putnam Global Growth Fund was the legal survivor and
    Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity
    Fund. The above financial highlights for the periods prior to October
    31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and Putnam Global Equity
    Fund.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS**
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                   Eight months
Per-share                              ended                                Year ended
operating performance                October 31+   Year ended February 28    Feb. 29     Year ended February 28
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.44        $7.95       $12.22        $8.65        $8.44        $7.60
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)        (.02)         .05         (.08)        (.05)        (.04)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.97)       (1.49)       (2.75)        5.30         1.06         1.97
------------------------------------------------------------------------------------------------------------------
Total from  investment operations       (.98)       (1.51)       (2.70)        5.22         1.01         1.93
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income                --           --           --         (.12)          --         (.02)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.54)       (1.53)        (.80)       (1.07)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.03)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (1.57)       (1.65)        (.80)       (1.09)
------------------------------------------------------------------------------------------------------------------
Net asset value,  end of period        $5.46        $6.44        $7.95       $12.22        $8.65        $8.44
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.20)*     (19.01)      (22.76)       62.03        12.33        26.98
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $574,021     $286,836     $469,505     $709,891     $377,386     $333,642
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.40*        1.98         1.87         1.88         1.92         2.00
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.12)*       (.32)         .41         (.81)        (.49)        (.44)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 91.14* (d)  102.99       199.32       209.44       241.46        97.77
------------------------------------------------------------------------------------------------------------------

  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and
    Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam
    Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund.
    The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and Putnam Global Equity
    Fund.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS**
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                   Eight months                                        For the period
Per-share                              ended                                Year ended Feb. 1, 1999++
operating performance                October 31+    Year ended February 28    Feb. 29    to Feb. 28
-----------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.77        $8.37       $12.81        $9.09        $9.44
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)        (.03)         .01         (.09)          --(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.01)       (1.57)       (2.84)        5.56         (.35)
-----------------------------------------------------------------------------------------------------
Total from  investment operations      (1.02)       (1.60)       (2.83)        5.47         (.35)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net investment income                --           --           --(e)      (.16)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.59)       (1.59)          --
-----------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.02)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (1.61)       (1.75)          --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period         $5.75        $6.77        $8.37       $12.81        $9.09
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.08)*     (19.06)      (22.68)       61.94        (3.68)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $49,207      $29,088      $40,530      $25,539         $190
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.40*        1.98         1.87         1.88          .15*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.09)*       (.33)         .15        (1.04)        (.05)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 91.14* (d)  102.99       199.32       209.44       241.46
-----------------------------------------------------------------------------------------------------

  + The fund changed its fiscal year end from February 28 to October 31.

 ++ Commencement of operations.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and
    Income Fund.  Putnam Global Growth Fund was the legal survivor and
    Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity
    Fund.  The above financial highlights for the periods prior to October
    31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and Putnam Global Equity
    Fund.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS**
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                   Eight months
Per-share                              ended                                Year ended
operating performance                October 31+   Year ended February 28    Feb. 29     Year ended February 28
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.78        $8.35       $12.79        $9.04        $8.79        $7.91
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           --(e)      (.01)         .06         (.06)        (.02)        (.02)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.02)       (1.56)       (2.87)        5.55         1.10         2.06
------------------------------------------------------------------------------------------------------------------
Total from  investment operations      (1.02)       (1.57)       (2.81)        5.49         1.08         2.04
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income              (.01)          --           --(e)      (.14)          --         (.05)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.60)       (1.60)        (.83)       (1.11)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.03)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.01)          --        (1.63)       (1.74)        (.83)       (1.16)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $5.75        $6.78        $8.35       $12.79        $9.04        $8.79
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.04)*     (18.80)      (22.61)       62.48        12.61        27.36
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $46,210      $32,641      $47,393      $58,625      $29,384      $25,145
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.24*        1.73         1.62         1.63         1.67         1.75
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .10*        (.08)         .56         (.56)        (.25)        (.22)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 91.14* (d)  102.99       199.32       209.44       241.46        97.77
------------------------------------------------------------------------------------------------------------------

  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and
    Income Fund.  Putnam Global Growth Fund was the legal survivor and
    Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity
    Fund. The above financial highlights for the periods prior to October
    31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and Putnam Global Equity
    Fund.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS**
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------------------------
                                               For the period
Per-share                                     September 23, 2002
operating performance                          to October 31
--------------------------------------------------------------------------------
                                                   2002
--------------------------------------------------------------------------------
Net asset value,
beginning of period                                $5.89
---------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------
Net investment income (a)                             --(e)
--------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  .23
--------------------------------------------------------------------------------
Total from  investment operations                    .23
--------------------------------------------------------------------------------
Net asset value, end of period                     $6.12
--------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              3.90*
--------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $144,718
--------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            .12*
--------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            .03*
--------------------------------------------------------------------------------
Portfolio turnover (%)                             91.14* (d)
--------------------------------------------------------------------------------

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and
    Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam
    Global Equity Fund was the accounting and performance survivor in this transaction. The former Putnam Global Equity Fund did not hold any class
    Y shares. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and Putnam Global Equity
    Fund.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002

Note 1
Significant accounting policies

Putnam Global Equity Fund (formerly Putnam Global Growth Fund) ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end manage ment investment company. The fund seeks capital appreciation by investing primarily through a diversified portfolio of growth and value stocks issued by companies worldwide.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements. Effective October 1, 2002, a redemption fee of 1.00% may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occuring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2002, the value of securities loaned amounted to $25,235,274. The fund received cash collateral of $26,415,740, which is pooled with collateral of other Putnam funds into 27 issuers of high-grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended October 31, 2002, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $2,758,325,000 available to the extent allowed by tax law to offset future capital gains, if any. This amount includes approximately $9,066,000 of capital loss carryovers acquired in connection with the fund's acquisition of Putnam Global Growth and Income Fund and approximately $323,916,000 of capital loss carryovers acquired in connection with the fund's acquisition of the former Putnam Global Equity Fund which are subject to limitations imposed by the Internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $198,335,000    October 31, 2008
 1,895,363,000    October 31, 2009
   664,627,000    October 31, 2010

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends and realized gains and losses on passive foreign investments. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended October 31, 2002, the fund reclassified $6,430,201 to decrease distributions in excess of net investment income and $2,341,897,341 to increase paid-in-capital, with an increase to accumulated net realized losses of $2,348,327,542.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:


Unrealized appreciation                    $95,302,414
Unrealized depreciation                   (425,500,751)
                                    ------------------
Net unrealized depreciation               (330,198,337)
Undistributed ordinary income                7,012,510
Capital loss carryforward               (2,758,325,231)
Post-October loss                                   --

Cost for federal income
tax purposes                            $3,590,073,342

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the period ended October 31, 2002, the fund's expenses were reduced by $787,648 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,978 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the period ended October 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $61,699 and $4,763 from the sale of class A and class M shares, respectively, and received $576,404 and $3,978 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended October 31, 2002, Putnam Retail Management, acting as underwriter received $31,314 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the period ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than short- term investments aggregated $715,533,872 and $974,542,139, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the period are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options outstanding
at beginning of period                         171,500            $339,863
---------------------------------------------------------------------------
Options opened                                      --                  --
Options expired                                     --                  --
Options closed                                (171,500)           (339,863)
---------------------------------------------------------------------------
Written options outstanding
at end of period                                    --                 $--
---------------------------------------------------------------------------

Note 4
Capital shares

At October 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       Eight months ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 36,472,723        $238,095,906
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               474,310           2,776,587
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Global Growth and
Income Fund                                  8,890,470          50,808,881
---------------------------------------------------------------------------
Outstanding shares of
the former Putnam
Global Growth Fund
on merger date                             337,876,743       1,930,968,844
---------------------------------------------------------------------------
                                           383,714,246       2,222,650,218

Shares repurchased                         (59,491,236)       (376,091,045)
---------------------------------------------------------------------------
Net increase                               324,223,010      $1,846,559,173
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 79,623,235        $611,269,812
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               147,312           1,065,166
---------------------------------------------------------------------------
                                            79,770,547         612,334,978

Shares repurchased                         (69,097,712)       (518,221,018)
---------------------------------------------------------------------------
Net increase                                10,672,835         $94,113,960
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 42,247,540        $478,017,088
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            10,570,952          95,525,469
---------------------------------------------------------------------------
                                            52,818,492         573,542,557

Shares repurchased                         (28,185,385)       (311,263,186)
---------------------------------------------------------------------------
Net increase                                24,633,107        $262,279,371
---------------------------------------------------------------------------

                                       Eight months ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,204,548         $24,699,677
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Global Growth and
Income Fund                                  5,565,683          29,289,144
---------------------------------------------------------------------------
Outstanding shares of
the former Putnam
Global Growth Fund
on merger date                              70,430,989         370,639,753
---------------------------------------------------------------------------
                                            80,201,220         424,628,574

Shares repurchased                         (19,679,446)       (116,039.692)
---------------------------------------------------------------------------
Net increase                                60,521,774        $308,588,882
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,400,836         $67,050,302
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             9,400,836          67,050,302

Shares repurchased                         (23,913,461)       (167,310,252)
---------------------------------------------------------------------------
Net decrease                               (14,512,625)      $(100,259,950)
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,242,422        $167,663,544
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             9,329,505          77,904,482
---------------------------------------------------------------------------
                                            24,571,927         245,568,026

Shares repurchased                         (23,597,686)       (249,451,574)
---------------------------------------------------------------------------
Net increase (decrease)                        974,241         $(3,883,548)
---------------------------------------------------------------------------

                                       Eight months ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,146,967         $13,886,871
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Global Growth and
Income Fund                                    697,227           3,860,087
---------------------------------------------------------------------------
Outstanding shares of
the former Putnam
Global Growth Fund
on merger date                               4,775,803          26,440,470
---------------------------------------------------------------------------
                                             7,619,997          44,187,428

Shares repurchased                          (3,350,794)        (21,357,986)
---------------------------------------------------------------------------
Net increase                                 4,269,203         $22,829,442
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,179,829         $30,925,715
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,179,829          30,925,715

Shares repurchased                          (4,730,261)        (34,922,875)
---------------------------------------------------------------------------
Net decrease                                  (550,432)        $(3,997,160)
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,816,727         $41,949,383
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               639,728           5,620,704
---------------------------------------------------------------------------
                                             4,456,455          47,570,087

Shares repurchased                          (1,604,938)        (16,585,420)
---------------------------------------------------------------------------
Net increase                                 2,851,517         $30,984,667
---------------------------------------------------------------------------

                                       Eight months ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    900,371          $6,035,670
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Global Growth and
Income Fund                                    332,625           1,842,814
---------------------------------------------------------------------------
Outstanding shares of
the former Putnam
Global Growth Fund
on merger date                               4,066,086          22,527,004
---------------------------------------------------------------------------
                                             5,299,082          30,405,488

Shares repurchased                          (2,079,927)        (13,288,468)
---------------------------------------------------------------------------
Net increase                                 3,219,155         $17,117,020
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,877,038         $20,399,841
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,877,038          20,399,841

Shares repurchased                          (3,736,885)        (26,991,212)
---------------------------------------------------------------------------
Net decrease                                  (859,847)        $(6,591,371)
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,979,486         $22,501,104
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               878,636           7,709,288
---------------------------------------------------------------------------
                                             2,858,122          30,210,392

Shares repurchased                          (1,768,081)        (19,709,734)
---------------------------------------------------------------------------
Net increase                                 1,090,041         $10,500,658
---------------------------------------------------------------------------

                                               For the period September 23
                                                       to October 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,380,116          $8,108,311
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Global Growth and
Income Fund                                         --                  --
---------------------------------------------------------------------------
Outstanding shares of
the former Putnam
Global Growth Fund
on merger date                              24,502,582         144,264,344
---------------------------------------------------------------------------
                                            25,882,698         152,372,655

Shares repurchased                          (2,226,615)        (12,856,270)
---------------------------------------------------------------------------
Net increase                                23,656,083        $139,516,385
---------------------------------------------------------------------------

The above capital share activity for the years ended February 28, 2002 and February 28, 2001 is that of the former Putnam Global Equity Fund, the accounting survivor in the September 23, 2002 merger of the former Putnam Global Equity Fund, Putnam Global Growth and Income Fund and Putnam Global Growth Fund. The number of shares in each transaction type have been restated to give effect for this transaction. At the merger date, the former Putnam Global Equity Fund did not hold any class Y shares.

Note 5
Acquisition of Putnam Global Growth
and Income Fund and Putnam Global Equity Fund

On September 23, 2002, the fund issued the following shares to acquire the net assets of Putnam Global Growth and Income Fund and Putnam Global Equity Fund in a tax-free exchange approved by the shareholders.

                                      Shares              Shares
                                      Issued           Exchanged
---------------------------------------------------------------------------
Putnam Global Growth
and Income Fund
    Class A                        8,890,470           5,541,692
    Class B                        5,565,683           3,242,558
    Class C                          697,227             423,485
    Class M                          332,625             202,001
---------------------------------------------------------------------------
Putnam Global Equity Fund
(former)
    Class A                       74,290,109          50,627,571
    Class B                       33,136,662          21,399,769
    Class C                        3,478,619           2,320,476
    Class M                        3,965,317           2,659,922
---------------------------------------------------------------------------

The net assets of the fund, the former Putnam Global Equity Fund and Putnam Global Growth and Income Fund on September 20, 2002, valuation date, were $2,494,840,415, $640,176,062 and $85,800,926 respectively. On
September 20, 2002, the fund had unrealized depreciation of $419,169,223, the former Putnam Global Equity Fund had unrealized depreciation of $89,854,863 and Putnam Global Growth and Income Fund had unrealized depreciation of $11,366,116, respectively. The aggregate net assets of the fund immediately following the acquisition were $3,220,817,403. The fund is to be managed in accordance with the same investment policies and restrictions, and by the same portfolio management team, as the former Putnam Global Equity Fund. The former Putnam Global Equity Fund was determined to be the accounting and performance survivor. Its accounting records for periods prior to September 23, 2002 have been carried forward. Subsequent to the transaction, Putnam Global Growth Fund changed its name to Putnam Global Equity Fund. On October 1, 2002, the former Putnam Global Equity Fund then changed its fiscal year end from February 28 to October 31, effective October 31, 2002.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES


Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
-------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of October 31, 2002,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of
  1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the
  parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed
  "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management,
  Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam
  Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan
  Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian
(1/13/56), Vice President and      Since 2002                    Senior Managing Director, Putnam
Principal Executive Officer                                      Investments

Michael T. Healy
(1/24/58), Assistant Treasurer     Since 2000                    Managing Director, Putnam Investments
and Principal Accounting
Officer

Steven D. Krichmar
(6/27/58), Vice President and      Since 2002                    Managing Director, Putnam Investments.
Principal Financial Officer                                      Prior to 2001, Partner,
                                                                 PricewaterhouseCoopers LLP

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to 2002, Chief Executive Officer,
                                                                 Delaware Management Holdings, Inc.; prior
                                                                 to 2000, President and Chief Operating
                                                                 Officer, United Asset Management

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen
(6/7/45), Clerk and                Since 1993                    Clerk and Assistant Treasurer, The
Assistant Treasurer                                              Putnam Funds

Paul C. Warren                     Since 2002                    Managing Director of Putnam Management
(10/6/60), Vice President
---------------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Justin Scott
Vice President

Paul C. Warren
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

AN006-84072  005/882/2LT/907/513  12/02

PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
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Putnam Global Equity Fund
Supplement to Annual Report dated 10/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.


ANNUAL RESULTS AT A GLANCE
------------------------------------------------------------------------------

Total return for periods ended 10/31/02

                                                     NAV

8 month                                              3.90%
1 year                                              -9.06
5 years                                             14.14
Annual average                                       2.68
Life of fund (since class A inception, 7/1/94)     108.85
Annual average                                       9.24

Share value:                                          NAV

9/23/02                                             $5.89
10/31/02                                            $6.12
------------------------------------------------------------------------------

Distributions: The fund did not make any distributions during this period.

------------------------------------------------------------------------------
* Please note that this class made no distributions in this time period.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.